                                                      Exhibit 23.2

                                CONSENT OF
                      INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated July 22, 1994 included in Horizon Healthcare Corporation's Form 10-K for the year ended May 31, 1994 and the amendments thereto and to all references to our Firm included in this Registration Statement.

                                   /s/ARTHUR ANDERSEN LLP

Albuquerque, New Mexico            ARTHUR ANDERSEN LLP
August 9, 1995